Cash Distributions and Earnings per Unit	6 Months Ended
Jun. 30, 2015
CASH DISTRIBUTIONS AND EARNINGS PER UNIT [Abstract]
CASH DISTRIBUTIONS AND EARNINGS PER UNIT
NOTE 14 — CASH DISTRIBUTIONS AND EARNINGS PER UNIT
The partnership agreement of Navios Partners requires that all available cash is distributed quarterly, after deducting expenses, including estimated maintenance and replacement capital expenditures and reserves. Distributions may be restricted by, among other things, the provisions of existing and future indebtedness, applicable partnership and limited liability company laws and other laws and regulations. The amount of the minimum quarterly distribution is $0.35 per unit or $1.40 per unit per year and is made in the following manner:

•	First, 98% to all unitholders;
Thereafter there is incentive distribution rights held by the General Partner, which are analyzed as follows:

		Marginal Percentage Interest in Distributions
	Total Quarterly Distribution Target Amount	Common Unitholders	General Partner
Minimum Quarterly Distribution	$0.35	98%	2%
First Target Distribution	up to $0.4025	98%	2%
Second Target Distribution	above $0.4025 up to $0.4375	85%	15%
Third Target Distribution	above $0.4375 up to $0.525	75%	25%
Thereafter	above $0.525	50%	50%
On January 26, 2015, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2014 of $0.4425 per unit. The distribution was paid on February 13, 2015 to all holders of record of common and general partner units on February 11, 2015, which included the unitholders participating in the February 2015 offering (See Note 8 - Issuance of units). The aggregate amount of the declared distribution was $38,097.
On April 28, 2015, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended March 31, 2015 of $0.4425 per unit. The distribution was paid on May 14, 2015 to all holders of record of common and general partner units on May 13, 2015. The aggregate amount of the declared distribution was $38,097.
Navios Partners calculates earnings per unit by allocating reported net income for each period to each class of units based on the distribution waterfall for available cash specified in Navios Partners' partnership agreement, net of the unallocated earnings (or losses). Basic earnings net income per unit is determined by dividing net income by the weighted average number of units outstanding during the period. Diluted earnings per unit is calculated in the same manner as net income per unit, except that the weighted average number of outstanding units increased to include the dilutive effect of outstanding unit options or phantom units. Net loss per unit undistributed is determined by taking the distributions in excess of net income and allocating between common units and general partner units on a 98%-2% basis. There were no options or phantom units outstanding during the six months ended June 30, 2015 and 2014.

The calculations of the basic and diluted earnings per unit are presented below.

	Three Month Period Ended		Six Month Period Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Net income	$11,355	$29,985	$22,234	$48,346
Earnings attributable to:
Common unit holders	10,555	28,852	20,644	46,313
Weighted average units outstanding (basic and diluted)
Common unit holders	83,079,710	77,359,163	81,783,895	75,803,362
Earnings per unit (basic and diluted):
Common unit holders	$0.13	$0.37	$0.25	$0.61
Earnings per unit — distributed (basic and diluted):
Common unit holders	$0.44	$0.44	$0.90	$0.90
Loss per unit — undistributed (basic and diluted):
Common unit holders	$(0.31)	$(0.07)	$(0.65)	$(0.29)